UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 10, 2023

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4802 E Ray Road, Suite 23, Phoenix, AZ 85044

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 1, 2023, Item 9 Labs Corp., a Delaware corporation (the “Company”), and each of its wholly owned subsidiaries, 938287AZ, LLC (“938287AZ”), and 750 NV LLC, each an Arizona limited liability company (“750 NV”) (collectively, the Company, 938287AZ and 750 NV are referred to as the “Borrower”), received written notice from Pelorus Fund REIT, LLC, a Delaware limited liability company (“Pelorus”) that an event of default has occurred with respect to those certain Construction Loan and Security Agreement’s dated as of August 25, 2021 (the “Loan Agreements”) by and between 750 NV and Pelorus and 938287AZ and Pelorus (the “Pelorus Notice”). The Pelorus Notice provides that the notice was transmitted to supplement a prior default notice dated September 21, 2022, and sets forth certain Events of Default under the Loan Agreements.

The Pelorus Notice states Pelorus, in its sole discretion, may (i) refuse make any additional loans or financial accommodations of any kind to the Borrower, (ii) implement the Default Rate retroactively to August 19, 2021 and a late charge, and (iii) use the Fund Control Reserve as set forth in Section 2.6.11 of the Loan Agreement. Pursuant to the Pelorus Notice and Loan Agreements, Pelorus has made a protective advance of $2,536,589.51 (the “AZ Protective Advances”) and $399,087.80 (the “NV Protective Advances”) in order to remove certain Mechanic’s Lien Liens from the Mortgaged Properties (as defined in the Loan Agreements) and prevent the imposition of additional Liens on the Mortgaged Properties and/or the Collateral. The AZ Protective Advances and NV Protective Advances will be added to the Secured Obligations as provided in the Loan Agreement.

The Pelorus Notice indicates that Pelorus reserves all of its rights under the Loan Agreement. On March 7, 2023, Pelorus demanded payment in full of $17,860,174.

The Company previously disclosed the Loan Agreements are in default in a Form 10-Q filed with the SEC on February 14, 2023 and Form 10-K for year ended September 30, 2022 filed with the SEC on January 13, 2023.

The foregoing description of the Loan Agreements are not complete and is qualified in its entirety by reference to the full text of the Loan Agreements, a copy of which were filed as Exhibit 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2021, which report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1*	AZ Construction Loan and Security Agreement with Pelorus Fund REIT LLC
10.2*	NV Construction Loan and Security Agreement with Pelorus Fund REIT LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*Previously Filed August 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: March 10, 2023	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer